UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2016

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California		94104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 21, 2016, McKesson Corporation (the “Company”) and Change Healthcare Holdings, Inc. (“Change Healthcare”) issued a press release announcing that the Company had received notification that the Department of Justice closed its review and terminated the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the entry into a contribution and sale agreement, dated as of June 28, 2016, by and among the Company, Change Healthcare, Inc., a Delaware corporation and indirect parent company of Change Healthcare, and other affiliated parties to form a healthcare information technology company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by the Company and Change Healthcare dated December 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2016

McKesson Corporation

By:	/s/ Lori A. Schechter
Lori A. Schechter
Executive Vice President, General Counsel and
Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the Company and Change Healthcare dated December 21, 2016.